Skadden, Arps, Slate, Meagher & Flom

                                        September 11, 1996

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, D.C.  20549

                         Re:  Current Report on Form 8-K for
                              Southern Pacific Rail Corporation

          Dear Sir or Madam:

               On behalf of Southern Pacific Rail Corporation, transmitted herewith for filing pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended, is a Current Report on Form 8-K of Union Pacific Corporation. By copy of this letter, Southern Pacific Rail Corporation is filing a copy of the enclosed Current Report on Form 8-K with the New York Stock Exchange, Inc.

                                        Very truly yours,

                                        /s/ Michael L. Bunder

          Enclosures

          cc:  The New York Stock Exchange, Inc.